Fourth AMENDMENT TO THE LICENSE AGREEMENT BY AND BETWEEN
XENCOR, INC. AND MorphoSys AG
This fourth amendment ("Amendment") to the COLLABORATION AND LICENSE AGREEMENT dated June 27, 2010, as amended on March 23, 2012, on January 8, 2020 and on July 13, 2020 (collectively, the “Agreement”), by and between XENCOR, INC., a Delaware corporation with its principal offices at 465 N. Halstead Street, Suite 200, Pasadena, California, USA (“Xencor”), and MORPHOSYS AG, a German corporation with its principal offices at Semmelweisstrasse 7, 82152 Planegg, Germany (“MorphoSys”) is effective as of the date of last signature to this Amendment. Capitalized terms not otherwise defined herein shall have the meanings ascribed in the Agreement.
WHEREAS, Xencor and MorphoSys have agreed to amend the Agreement to remove certain exclusivity covenants of the Parties.
NOW THEREFORE, in consideration of the mutual promises and covenants herein contained, Xencor and MorphoSys hereby agree as follows:

1.Amendments to Section 4.3. Effective as of the date hereof:
a.Section 4.3(a) of the Agreement is hereby deleted in its entirety and replaced as follows:
    “(a)        [Reserved.]”

b.Section 4.3(b) of the Agreement is hereby deleted in its entirety and replaced as follows:
    “(b)        [Reserved.]”

c.Section 4.3(c) of the Agreement is hereby deleted in its entirety and replaced as follows:
    “(c)        [Reserved.]”

2.This Amendment will be construed in accordance with, and governed in all respects by, the laws of the State of New York (without giving effect to principles of conflicts of law).
3.All other terms of the Agreement shall remain unchanged and, except as expressly amended hereby, the Agreement shall continue in full force and effect. This Amendment is incorporated and made a part of the Agreement. In the event of any conflict or inconsistency between the Agreement and this Amendment, the latter shall prevail.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives.

XENCOR, INC.

By: /s/ Bassil Dahiyat     Name: Bassil Dahiyat     Title: President and CEO
Date: February 5, 2024

MORPHOSYS AG

By: /s/ Barbara Krebs-Pohl
Name: Barbara Krebs-Pohl
Title: CBO
Date: February 5, 2024

MORPHOSYS AG

By: /s/ Samuel White
Name: Samuel White
Title: Chief of Staff, VP, Head of CAM
Date: February 5, 2024

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